Exhbit 10.22

AMENDMENT NO. 1 TO
EMPLOYMENT AGREEMENT

          THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is made and entered into as of May 1, 2004, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30071 (herein referred to as “Employer” or the “Company”), and Gioacchino De Chirico, residing at 1992 Winchelsea Court, Dunwoody, Georgia 30338 (herein referred to as “Employee”), and amends the Employment Agreement between the Company and Employee dated December 1, 2003 (the “Original Agreement”).

          The purpose of this Amendment is to reflect that as of April 30, 2004, Employee was promoted to Chief Executive Officer of the Company while continuing to serve as the President of the Company, and Employee’s base compensation was increased in connection with that promotion. The parties therefore agree as follows.

1.	Section 1 of the Original Agreement is hereby amended in its entirety to read as follows:

Employer hereby employs Employee as Chief Executive Officer and President of Employer to perform the services and duties normally and customarily associated with Employee’s position, such duties as specified in the Employer’s bylaws, and such other duties as may from time to time be specified by the Employer’s Board of Directors. Employee will be retained in this position during the term of his employment under this Employment Agreement, and hereby agrees to perform such services and duties in this capacity.”

2.	Schedule A is hereby amended to read as attached hereto, to reflect Employee’s increased base compensation.

The parties have executed and delivered this Amendment as of the date first mentioned above.

IMMUCOR, INC.	EMPLOYEE

By: _______________________________________	By: _______________________________________
Edward L. Gallup, Chairman	Gioacchino De Chirico

SCHEDULE A

EMPLOYMENT AGREEMENT DATED DECEMDER 1, 2003 BY AND BETWEEN IMMUCOR, INC. AND GIOACCHINO DE CHIRICO, AS AMENDED EFFECTIVE MAY 1, 2004.

The following compensation and benefits are effective as of May 1, 2004:

Base compensation: $375,000.00 a year payable in 26 installments every two weeks.

Outplacement Assistance Benefit: $30,000.00.

Automobile Allowance: $9,600.00 a year payable in 12 monthly installments.

IMMUCOR, INC.	EMPLOYEE

By: _______________________________________	By: _______________________________________
Edward L. Gallup, Chairman	Gioacchino De Chirico

(This Schedule A supersedes and replaces any Schedule A previously executed by the parties hereto.)